Exhibit 32.1

Certification

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Leo Mentzelopoulos , Cavalier Holdings, Inc.’s, Chief Executive and Financial Officer, certify that:

1. I have reviewed the annual report on Form 10-KSB of Cavalier Holdings, Inc. (“Cavalier Holdings ”);

2. Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the annual report;

3. Based on my knowledge, the financial statements, and other financial information included in the annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Cavalier Holdings as of, and for, the periods presented in the annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Cavalier Holdings and we have: a) designed such disclosure controls and procedures to ensure that material information relating to Cavalier Holdings, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared; b) evaluated the effectiveness of Cavalier Holdings disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and c) presented in the annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. Cavalier Holdings’s other certifying officers and I have disclosed, based on my most recent evaluation, to Cavalier Holdings’ auditors and the audit committee of Cavalier Holdings’ board of directors (or persons performing the equivalent function): a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Cavalier Holdings’ ability to record, process, summarize and report financial data and have identified for Cavalier Holdings’ auditors any material weaknesses in internal controls; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in Cavalier Holdings’ internal controls; and

6.  I have indicated in the annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 14, 2008

/s/ Leo Mentzelopoulos
Chief Executive and Financial Officer